Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Camden Property Trust (the “Company”) for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Steven Dawson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

        1.        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.        The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ G. Steven Dawson

G. Steven Dawson Chief Financial Officer

Date:  August 11, 2003

A signed original of this written statement required by Section 906 has been provided to Camden Property Trust and will be retained by Camden Property Trust and furnished to the Securities and Exchange Commission or its staff upon request.